UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2009
HUMAN GENOME SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22962	22-3178468
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14200 Shady Grove Road, Rockville, Maryland	20850-7464
(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code: (301) 309-8504
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Human Genome Sciences, Inc. (the “Company”) is filing this Current Report on Form 8-K (this “Report”) to reflect certain required accounting adjustments described below with respect to the financial information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”) filed on February 26, 2009. Neither this Report nor the Exhibits hereto reflect any events occurring after February 26, 2009 or modify or update the disclosures in the 2008 Form 10-K that may have been affected by subsequent events. Accordingly, this Report should be read in conjunction with the 2008 Form 10-K and the Company’s filings made with the Securities and Exchange Commission subsequent to the filing of the 2008 Form 10-K, including any amendments to those filings.
As previously disclosed in the 2008 Form 10-K, in May 2008 the Financial Accounting Standards Board issued Staff Position No. APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement) (“FSP APB 14-1”), which clarifies the accounting for convertible debt instruments that may be settled in cash (including partial cash settlement) upon conversion. FSP APB 14-1 requires issuers to account separately for the liability and equity components of certain convertible debt instruments in a manner that reflects the issuer’s nonconvertible debt (unsecured debt) borrowing rate when interest cost is recognized. FSP APB 14-1 requires bifurcation of a component of the debt, classification of that component in equity and the accretion of the resulting discount on the debt to be recognized as part of interest expense in the issuers’ consolidated statement of operations. FSP APB 14-1 was effective for the Company as of January 1, 2009 and early adoption was not permitted. However, once adopted, FSP APB 14-1 requires retrospective application to the terms of instruments as they existed for all periods presented. The adoption of FSP APB 14-1 affects the accounting for the Company’s 2 1/4% Convertible Subordinated Notes due 2011 and 2 1/4% Convertible Subordinated Notes due 2012.
The Company has adjusted in Exhibits 99.1, 99.2 and 99.3 to this Report the following financial information contained in the 2008 Form 10-K to reflect the Company’s retrospective application of FSP APB 14-1 to conform with the presentation adopted in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009:
•	Selected Financial Data;

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•	Financial Statements and Supplementary Data.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

23.1	Consent of Ernst & Young LLP

99.1	Selected Financial Data (adjusted to reflect the retrospective application of FSP APB 14-1)

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations (adjusted to reflect the retrospective application of FSP APB 14-1)

99.3	Financial Statements and Supplementary Data (adjusted to reflect the retrospective application of FSP APB 14-1)

SIGNATURE
     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HUMAN GENOME SCIENCES, INC.
BY:	/s/ Timothy C. Barabe
Timothy C. Barabe
Senior Vice President and Chief Financial Officer (Principal Accounting Officer)

Dated: July 27, 2009

EXHIBIT INDEX

23.1	Consent of Ernst & Young LLP

99.1	Selected Financial Data (adjusted to reflect the retrospective application of FSP APB 14-1)

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations (adjusted to reflect the retrospective application of FSP APB 14-1)

99.3	Financial Statements and Supplementary Data (adjusted to reflect the retrospective application of FSP APB 14-1)